SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1

TO

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 18, 2003

Wells Real Estate Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN THE REPORT

Wells Real Estate Investment Trust, Inc. (the “Registrant”) hereby amends its Current Report on Form 8-K dated December 18, 2003 to provide the required financial statements of the Registrant relating to the acquisition by the Registrant of the Boeing Seattle Building, the Bank of America Orange County Building and the 1901 Market Street Philadelphia Building on December 18, 2003, as described in such Current Report.

Item 7.	Financial Statements and Exhibits.

(a) Financial Statements. The following financial statements of the Registrant are submitted at the end of this Amendment to Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC. (Registrant)

By:	/s/ Leo F. Wells, III

Leo F. Wells, III President

Date: January 14, 2004

3

Report of Independent Auditors

Shareholders and Board of Directors

Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Bank of America Orange County Building for the year ended December 31, 2002. This statement is the responsibility of the Bank of America Orange County Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Bank of America Orange County Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Bank of America Orange County Building for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia	/s/ Ernst & Young LLP
December 29, 2003

Bank of America Orange County Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Rental revenues	$5,517	$7,356
Operating expenses	0	0

Revenues over certain operating expenses	$5,517	$7,356

See accompanying notes.

Bank of America Orange County Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On December 18, 2003, Wells Operating Partnership, L.P. (“Wells OP”), through a wholly owned subsidiary, acquired the Bank of America Orange County Building, a 3-story office building containing approximately 638,000 square feet located in Brea, California, from PIC Realty Corporation. Total consideration for the acquisition was approximately $94 million. Wells OP is a Delaware limited partnership formed to acquire, own, lease, operate, and manage real properties on behalf of Wells Real Estate Investment Trust, Inc., a Maryland corporation. As the sole general partner of Wells OP, Wells Real Estate Investment Trust, Inc. possesses full legal control and authority over the operations of Wells OP.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the Bank of America Orange County Building after its acquisition by Wells OP.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the term of the related lease. The excess of rental income recognized over the amounts due pursuant to the lease term is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $0.3 million for the year ended December 31, 2002 and decreased revenue by approximately $0.2 million for the nine months ended September 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The Bank of America Orange County Building is 100% leased to Bank of America NA (“Bank of America”) under a net lease (“Bank of America Lease”). Under the Bank of America Lease, Bank of America is required to pay directly to service provider, governmental agency and/or vendor all costs and expenses attributable to the premises including, but not limited to, all real estate taxes, special and general assessments, insurance premiums, utilities and maintenance and repair costs.

Bank of America Orange County Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$7,574
2004	7,574
2005	7,574
2006	7,574
2007	8,141
Thereafter	13,065

$51,502

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

Report of Independent Auditors

Shareholders and Board of Directors

Wells Real Estate Investment Trust, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the 1901 Market Street Philadelphia Building for the year ended December 31, 2002. This statement is the responsibility of the 1901 Market Street Philadelphia Building’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the 1901 Market Street Philadelphia Building’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the 1901 Market Street Philadelphia Building for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

Atlanta, Georgia	/s/ Ernst & Young LLP
December 29, 2003

1901 Market Street Philadelphia Building

Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

(in thousands)

	2003	2002
	(Unaudited)
Rental revenues	$10,750	$14,333
Operating expenses	0	0

Revenues over certain operating expenses	$10,750	$14,333

See accompanying notes.

1901 Market Street Philadelphia Building

Notes to Statements of Revenues Over Certain Operating Expenses

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

1. Description of Real Estate Property Acquired

On December 18, 2003, Wells 1901 Market Business Trust, a Delaware statutory trust, acquired from PIC Realty Corporation all of the membership interests in PRU 1901 Market L.L.C., a Delaware limited liability company that owns the 1901 Market Street Philadelphia Building, a 45-story office building containing approximately 761,000 square feet located in Philadelphia, Pennsylvania. Total consideration for the acquisition was approximately $174 million. Wells Real Estate Investment Trust, Inc. (“Wells REIT”), a Maryland corporation, is the sponsor and beneficial owner of Wells 1901 Market Business Trust. As the sponsor and beneficial owner, Wells REIT possesses full legal control and authority over the operations of Wells 1901 Market Business Trust.

2. Basis of Accounting

The accompanying statements of revenues over certain operating expenses are presented in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses that are not comparable to the proposed future operations of the property such as certain ancillary income, amortization, depreciation, interest and corporate expenses. Therefore, the statements will not be comparable to the statements of operations of the 1901 Market Street Philadelphia Building after its acquisition by Wells 1901 Market Business Trust.

3. Significant Accounting Policies

Rental Revenues

Rental revenue is recognized on a straight-line basis over the term of the related lease. The excess of rental income recognized over the amounts due pursuant to the lease term is recorded as straight-line rent receivable. The adjustment to straight-line rent receivable increased revenue by approximately $1.4 million for the year ended December 31, 2002 and approximately $0.9 million for the nine months ended September 30, 2003.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Description of Leasing Arrangements

The 1901 Market Street Philadelphia Building is 100% leased to Independence Blue Cross under a net lease (“Independence Blue Cross Lease”). Under the Independence Blue Cross Lease, Independence Blue Cross is required to pay directly to service provider, governmental agency and/or vendor all costs and expenses attributable to the premises including, but not limited to, all real estate taxes, special and general assessments, insurance premiums, utilities and maintenance and repair costs.

1901 Market Street Philadelphia Building

Notes to Statements of Revenues Over Certain Operating Expenses (continued)

For the year ended December 31, 2002

and the nine months ended September 30, 2003 (unaudited)

5. Future Minimum Rental Commitments

Future minimum rental commitments for the years ended December 31 are as follows (in thousands):

2003	$12,899
2004	12,899
2005	12,899
2006	13,056
2007	15,766
Thereafter	236,983

$304,502

6. Interim Unaudited Financial Information

The statement of revenues over certain operating expenses for the nine months ended September 30, 2003 is unaudited, however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statement for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Investment Trust, Inc., a Maryland Corporation (the “Wells REIT”), included in its annual report on Form 10-K for the year ended December 31, 2002 and its quarterly report on Form 10-Q for the nine months ended September 30, 2003. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of September 30, 2003 has been prepared to give effect to the fourth quarter 2003 acquisitions of the IBM Portland Buildings, the 4250 N. Fairfax Arlington Building, the Wells Washington Properties, Inc., a Maryland corporation qualifying as a real estate investment trust that commenced operations on September 17, 2002, by Wells Operating Partnership, L.P. (“Wells OP”) and the Leo Burnett Chicago Building (the “Other Recent Acquisitions”) by Wells 35 W. Wacker, LLC, of which Wells OP is the sole member, the Boeing Seattle Building by Wells OP, the Bank of America Orange County Building by Wells Brea I, L.P., of which Wells OP is the sole member, and the 1901 Market Street Philadelphia Building (collectively, the “Recent Acquisitions”) by Wells 1901 Market Business Trust, of which Wells REIT is the sole member, as if the acquisitions occurred on September 30, 2003.

Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT. As the sole general partner of Wells OP, Wells REIT possesses full legal control and authority over the operations of Wells OP. Accordingly, the accounts of Wells OP are consolidated with those of Wells REIT.

The following unaudited pro forma statement of income for the nine months ended September 30, 2003 has been prepared to give effect to the first quarter 2003 acquisitions of the East Point Cleveland Buildings and the 150 West Jefferson Detroit Building, the second quarter 2003 acquisitions of the Citicorp Englewood Cliffs, NJ Building, the US Bancorp Minneapolis Building, the Aon Center Chicago Building, the GMAC Detroit Building and the IBM Reston Buildings, the third quarter 2003 acquisitions of the ISS Atlanta III Building, the Lockheed Martin Rockville Buildings, the Cingular Atlanta Building, the Applera Pasadena Building, the Continental Casualty Orange County Building, the Polo Ralph Lauren Newark Building, the Aventis Northern NJ Building, the 1901 Main Irvine Building and the AIU Chicago Building (collectively, the “2003 Acquisitions”), the Recent Acquisitions and the disposition of the Cort Building as if the acquisitions and disposition occurred on January 1, 2002. The unaudited pro forma statement of income for the nine months ended September 30, 2003 has been prepared to give effect to the acquisition of the Wells Washington Properties, Inc. as if the acquisition occurred on September 17, 2002.

The following unaudited pro forma statement of income for the year ended December 31, 2002 has been prepared to give effect to the 2002 acquisition of the Vertex Sarasota Building (formerly, the Arthur Andersen Building), the Transocean Houston Building, the Novartis Atlanta Building, the Dana Corporation Buildings, the Travelers Express Denver Buildings, the Agilent Atlanta Building, the BellSouth Ft. Lauderdale Building, the Experian/TRW Buildings, the Agilent Boston Building, the TRW Denver Building, the MFS Phoenix Building, the ISS Atlanta Buildings, the PacifiCare San Antonio Building, the BMG Greenville Buildings, the Kraft Atlanta Building, the Nokia Dallas Buildings, the Harcourt Austin Building, the IRS Long Island Buildings, the KeyBank Parsippany Building, the Allstate Indianapolis Building, the Federal Express Colorado Springs Building, the EDS Des Moines Building, the Intuit Dallas Building, the Daimler Chrysler Dallas Building, the NASA Buildings, the Caterpillar Nashville Building, the Capital One Richmond Buildings, the John Wiley Indianapolis Building and the Nestle Los Angeles Building (collectively, the “2002 Acquisitions”), the 2003 Acquisitions, the Recent Acquisitions and the disposition of the Cort Building as if the acquisitions and disposition occurred on January 1, 2002. The unaudited pro forma statement of income for the year ended December 31, 2002 has been prepared to give effect to the acquisition of the Wells Washington Properties, Inc. as if the acquisition occurred on September 17, 2002. The Kerr McGee Property, the AmeriCredit Phoenix Property, the ISS Atlanta III Building and the Continental Casualty Orange County Building had no operations during the year ended December 31, 2002.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2002 Acquisitions, 2003 Acquisitions, the Recent Acquisitions and the disposition of the Cort Building been consummated as of January 1, 2002. In addition, the pro forma balance sheet includes allocations of the purchase price for certain acquisitions based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA BALANCE SHEET

SEPTEMBER 30, 2003

(in thousands, except share amounts)

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments Recent Acquisitions
		Other		Boeing Seattle		Bank of America Orange County		1901 Market St. Philadelphia		Pro Forma Total
REAL ESTATE ASSETS, at cost:
Land	$393,014	$152,808	(b)	$4,180	(b)	$9,400	(b)	$13,050	(b)	$577,228
		3,686	(c)	171	(c)	385	(c)	534	(c)
Buildings, less accumulated depreciation of $136,835 at September 30, 2003	2,777,415	392,633	(b)	19,349	(b)	63,471	(b)	122,262	(b)	3,393,144
		9,618	(c)	792	(c)	2,598	(c)	5,006	(c)
Intangible lease assets, net	120,873	99,145	(b)	5,160	(b)	16,925	(b)	32,603	(b)	279,383
		2,438	(c)	211	(c)	693	(c)	1,335	(c)
Construction in progress	943	0		0		0		0		943

Total real estate assets	3,292,245	660,328		29,863		93,472		174,790		4,250,698

INVESTMENT IN JOINT VENTURES	104,098	0		0		0		0		104,098
CASH AND CASH EQUIVALENTS	180,641	(394,151	)(b)	(29,978	)(b)	(94,027	)(b)	(176,066	)(b)	83,037
		621,041	(d)
		(24,423	)(e)
RENT RECEIVABLE	35,889	19,768	(b)	0		0		0		55,657
DEFERRED PROJECT COSTS	5,724	(16,448	)(c)	(1,227	)(c)	(3,849	)(c)	(7,208	)(c)	1,415
		24,423	(e)
DUE FROM AFFILIATES	2,083	0		0		0		0		2,083
PREPAID EXPENSES AND OTHER ASSETS, NET	17,657	3,083	(b)	0		0		0		20,755
		15	(c)
DEFERRED LEASE ACQUISITION COSTS, NET	49,198	26,866	(b)	1,289	(b)	4,231	(b)	8,151	(b)	90,985
		691	(c)	53	(c)	173	(c)	333	(c)
INVESTMENT IN BONDS	54,500	0		0		0		0		54,500

Total assets	$3,742,035	$921,193		$0		$0		$0		$4,663,228

LIABILITIES AND SHAREHOLDERS’ EQUITY

(in thousands, except share amounts)

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments Recent Acquisitions
		Other		Boeing Seattle	Bank of America Orange County	1901 Market St. Philadelphia	Pro Forma Total
LIABILITIES:
Borrowings	$213,779	$277,662	(b)	$0	$0	$0	$491,441
Obligations under capital lease	54,500	0		0	0	0	54,500
Intangible lease liability	44,713	0		0	0	0	44,713
Accounts payable and accrued expenses	54,531	22,399	(b)	0	0	0	76,930
Due to affiliate	10,188	0		0	0	0	10,188
Dividends payable	11,179	0		0	0	0	11,179
Deferred rental income	24,559	91	(b)	0	0	0	24,650

Total liabilities	413,449	300,152		0	0	0	713,601

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common shares, $.01 par value; 750,000,000 shares authorized, 396,036,430 shares issued and 389,829,812 outstanding at September 30, 2003	3,960	698	(d)	0	0	0	4,658
Additional paid in capital	3,527,007	620,343	(d)	0	0	0	4,147,350
Cumulative distributions in excess of earnings	(140,315)	0		0	0	0	(140,315)
Treasury stock, at cost, 6,206,618 shares at September 30, 2003	(62,066)	0		0	0	0	(62,066)
Other comprehensive loss	0	0		0	0	0	0

Total shareholders’ equity	3,328,586	621,041		0	0	0	3,949,627

Total liabilities and shareholders’ equity	$3,742,035	$921,193		$0	$0	$0	$4,663,228

(a)	Historical financial information derived from quarterly report on Form 10-Q.
(b)	Reflects Wells Real Estate Investment Trust, Inc.’s purchase price for the assets, land, building and liabilities assumed, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to the land and building at approximately 4.094% of the cash paid for purchase.
(d)	Reflects capital raised through issuance of additional shares subsequent to September 30, 2003 through 1901 Market Street Philadelphia acquisition date, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (d) above.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2002

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust, Inc. (a)	Pro Forma Adjustments														Pro Forma Total
						Recent Acquisitions
		2002 Acquisitions		2003 Acquisitions		Other		Boeing Seattle		Bank of America Orange County		1901 Market St. Philadelphia		Dispositions
REVENUES:
Rental income	$107,526	$101,006	(b)	$97,310	(b)	$30,749	(b)	$1,751	(b)	$4,655	(b)	$12,834	(b)	$0		$355,831
Tenant reimbursements	18,992	9,584	(c)	56,686	(c)	23,473	(c)	0		0		0		0		108,735
Equity in income of joint ventures	4,700	588	(d)	(1,130	)(d)	0		0		0		0		(237	)(i)	3,921
Lease termination income	1,409	0		0		0		0		0		0		0		1,409
Interest and other income	7,001	0		0		0		0		0		0		0		7,001

	139,628	111,178		152,866		54,222		1,751		4,655		12,834		(237)		476,897

EXPENSES:
Depreciation	38,780	35,737	(e)	41,472	(e)	12,388	(e)	805	(e)	2,643	(e)	5,091	(e)	0		136,916
Interest expense	4,638	9,657	(f)	28,394	(f)	6,024	(f)	0		0		0		0		48,713
Property operating costs	26,949	25,244	(g)	76,946	(g)	28,007	(g)	0		0		0		0		157,146
Management and leasing fees	5,155	3,196	(h)	7,561	(h)	2,678	(h)	172	(h)	351	(h)	654	(h)	0		19,767
Amortization of deferred leasing costs	0	0		5,188	(j)	2,267	(j)	520	(j)	789	(j)	426	(j)	0		9,190
General and administrative	3,244	0		0		0		0		0		0		0		3,244
Legal and accounting	1,008	0		0		0		0		0		0		0		1,008

	79,774	73,834		159,561		51,364		1,497		3,783		6,171		0		375,984

NET INCOME	$59,854	$37,344		$(6,695)		$2,858		$254		$872		$6,663		$(237)		$100,913

EARNINGS PER SHARE, basic and diluted	$0.41															$0.22

WEIGHTED AVERAGE SHARES, basic and diluted	145,633															459,611

(a)	Historical financial information derived from annual report on Form 10-K.

(b)	Rental income is recognized on a straight-line basis.

(c)	Consists of operating costs reimbursements.

(d)	Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of the Wells Fund XIII-REIT Joint Venture related to the John Wiley Indianapolis Building and the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(e)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(f)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.99% for the year ended December 31, 2002, interest expense on loan used to acquire the Aon Center Chicago Building, which bore interest at approximately 4.858% for the year ended December 31, 2002 and assumed mortgages on the BMG Greenville Buildings, Nestle Los Angeles Building, Leo Burnett Chicago Building and Wells Washington Properties, which bore interest at 8.5%, 8%, 3.39%, 7.25% and 4.4% for the year ended December 31, 2002, respectively.

(g)	Consists of operating expenses.

(h)	Management and leasing fees are generally calculated at 4.5% of rental income and tenant reimbursements.

(i)	Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells/Orange County Associates related to the Cort Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

(j)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA STATEMENT OF INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(in thousands, except per share amounts)

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Investment Trust, Inc. (a)			Recent Acquisitions
		2003 Acquisitions		Other		Boeing Seattle		Bank of America Orange County		1901 Market St. Philadelphia		Dispositions		Pro Forma Total
REVENUES:
Rental income	$202,196	$42,882	(b)	$37,826	(b)	$1,313	(b)	$3,492	(b)	$9,625	(b)	$0		$297,334
Tenant reimbursements	51,531	20,153	(c)	18,113	(c)	0		0		0		0		89,797
Equity in income of joint ventures	3,493	(81	)(d)	0		0		0		0		(176	)(e)	3,236
Interest and other income	3,445	0		0		0		0		0		0		3,445

	260,665	62,954		55,939		1,313		3,492		9,625		(176)		393,812

EXPENSES:
Depreciation	73,241	15,666	(f)	12,025	(f)	604	(f)	1,982	(f)	3,818	(f)	0		107,336
Property operating costs	75,602	29,686	(g)	26,629	(g)	0		0		0		0		131,917
Asset and property management and leasing fees	9,060	3,253	(h)	2,803	(h)	129	(h)	264	(h)	490	(h)	0		15,999
Amortization of deferred leasing costs	1,244	3,171	(i)	2,386	(i)	390	(i)	592	(i)	320	(i)	0		8,103
General and Administrative	4,171	0		0		0		0		0		0		4,171
Interest expense	11,178	9,106	(j)	7,522	(j)	0		0		0		0		27,806

	174,496	60,882		51,365		1,123		2,838		4,628		0		295,332

NET INCOME	$86,169	$2,072		$4,574		$190		$654		$4,997		$(176)		$98,480

EARNINGS PER SHARE, basic and diluted	$0.30													$0.21

WEIGHTED AVERAGE SHARES, basic and diluted	289,521													459,611

(a)	Historical financial information derived from quarterly report on Form 10-Q.

(b)	Rental income is recognized on a straight-line basis.

(c)	Consists of operating costs reimbursements.

(d)	Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of the Wells Fund XIII-REIT Joint Venture related to the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.

(e)	Reflects Wells Real Estate Investment Trust, Inc.’s equity in income of Wells/Orange County Associates related to the Cort Building. The pro forma adjustment results from gross revenues less operating expenses, management fees, administrative costs, depreciation and amortization.

(f)	Depreciation expense is recognized using the straight-line method and a 25-year life.

(g)	Consists of operating expenses.

(h)	Management and leasing fees are generally calculated at 4.5% of rental income and tenant reimbursements.

(i)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.

(j)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.08% for the nine months ended September 30, 2003 and interest expense on loan used to acquire the Aon Center Chicago Building, which bore interest at approximately 4.17% for the nine months ended September 30, 2003 and assumed mortgages on the Leo Burnett Chicago Building and Wells Washington Properties, which bore interest at 7.25% and 4.4% for nine months ended September 30, 2003.

The accompanying notes are an integral part of this statement.